UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2016

HARVEST NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300

Houston, Texas 77077

(Address of principal executive offices) (Zip Code)

(281) 899-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below regarding the delivery of the 11% Note (as defined in Item 2.01) is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 2.01 below under the heading “Termination of Material Agreements” and the information set forth in Item 8.01 below regarding the termination of the Shareholders’ Agreement (as defined in Item 8.01) is incorporated by reference into this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Closing of Sale of Interests in Venezuela

On October 7, 2016, Harvest Natural Resources, Inc., a Delaware corporation (the “Company”), and its wholly owned subsidiary, HNR Energia BV, a Curacao company (“HNR Energia”), completed the sale of all of HNR Energia’s 51% interest in Harvest-Vinccler Dutch Holding B.V., a Netherlands company (“Harvest Holding”), to Delta Petroleum N.V., a limited liability company organized under the laws of Curacao (“Delta Petroleum”), pursuant to a share purchase agreement, dated June 29, 2016 (the “Share Purchase Agreement”). Harvest Holding owns, indirectly through wholly owned subsidiaries, a 40% interest in Petrodelta, S.A., a mixed company organized under Venezuelan law (“Petrodelta”), through which all of the Company’s interests in Venezuela were owned. Thus, under the Share Purchase Agreement, the Company sold all of its interests in Venezuela to Delta Petroleum.

Delta Petroleum is an affiliate of CT Energy Holding SRL, a Barbados Society with Restricted Liability (“CT Energy”). CT Energy assigned all of its rights and obligations under the Share Purchase Agreement to Delta Petroleum on September 26, 2016, as permitted under the Share Purchase Agreement.

At the closing, the Company received consideration consisting of:

•	$69.4 million in cash paid by Delta Petroleum after various closing adjustments;

•	an 11% non-convertible senior promissory note payable by Delta Petroleum to HNR Energia six months from the closing date in the principal amount of $12,000,000, guaranteed by the sole member and sole equity-holder of Delta Petroleum (the “11% Note”);

•	the relinquishment of all of the Company’s common stock owned by CT Energy, consisting of 8,667,597 shares (approximately 16.8% of all outstanding shares pre-closing), to be held by the Company as treasury shares;

•	the cancellation of all $32.2 million in outstanding principal and accrued interest under the Company’s 15% senior secured promissory note due 2020 held by CT Energy, dated June 19, 2015 (the “15% Note”);

•	the cancellation of all $8.2 million in outstanding principal and accrued interest under the Company’s 15% additional draw senior secured promissory note due 2020 held by CT Energy, dated June 19, 2015 (the “Additional Draw Note”); and

•	the cancellation of the Company’s warrant held by CT Energy, dated June 19, 2015, under which CT Energy could have acquired up to 34,070,820 shares of the Company’s common stock, subject to conditions set forth in the warrant (the “CT Warrant”).

In accordance with the Share Purchase Agreement, Oswaldo Cisneros and Alberto Sosa resigned as members of the Company’s board of directors effective upon the closing of the transaction. Messrs. Cisneros and Sosa had been designated by CT Energy to serve as non-independent directors of the Company. Edgard Leal, an independent director of the Company previously designated by CT Energy, continues to serve as a director of the Company. Mr. Cisneros is the sole equity-holder of CT Energy and Delta Petroleum.

The above description of the Share Purchase Agreement is qualified in its entirety by reference to the complete Share Purchase Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2016 and which is incorporated by reference herein. The above description of the 11% Note is qualified in its entirety by reference to the complete 11% Note, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein. The above descriptions of the 15% Note, the Additional Draw Note and the CT Warrant are qualified in their entirety by reference to the complete documents, copies of which are attached as Exhibits 10.1, 10.3 and 10.4, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2015 and which are incorporated by reference herein. For additional information regarding the terms of the transaction, please see the Company’s definitive proxy statement filed with the SEC on August 2, 2016.

Termination of Material Agreements

The pre-closing relationship between the Company and CT Energy and its affiliates effectively terminated upon the closing of the sale of the Company’s interests in Venezuela to Delta Petroleum on October 7, 2016. In addition to the relinquishment of the Company’s common stock owned by CT Energy and the cancellation of the 15% Note, the Additional Draw Note and the CT Warrant, as discussed above, the following agreements were terminated upon the closing:

•	the Securities Purchase Agreement, dated June 19, 2015, among the Company, certain subsidiaries of the Company and CT Energy, under which the Company sold to CT Energy the 15% Note, the Additional Draw Note, the CT Warrant and certain other securities, among other transactions (the “Securities Purchase Agreement”);

•	the Security Agreement, dated June 19, 2015, among the Company and certain subsidiaries of the Company, under which the Company and such subsidiaries pledged substantially all of their assets to secure the notes sold to CT Energy under the Securities Purchase Agreement (the “Security Agreement”);

•	the Guaranty Agreement, dated June 19, 2015, by and among the Company and certain subsidiaries of the Company, under which such subsidiaries guaranteed the Company’s obligations under the Securities Purchase Agreement and the notes sold to CT Energy under the Securities Purchase Agreement (the “Guaranty Agreement”);

•	the Registration Rights Agreement, dated June 19, 2015, between the Company and CT Energy, under which CT Energy was given certain registration rights with respect to the securities sold under the Securities Purchase Agreement (the “Registration Rights Agreement”);

•	the Investor Voting Agreement, dated June 19, 2015, between the Company and CT Energy, under which CT Energy agreed to vote for directors nominated by the Company’s board of directors, and against those not so nominated, under specified circumstances (the “Investor Voting Agreement”); and

•	the Management Agreement, dated June 19, 2015, between the Company, HNR Finance B.V., and CT Energia Holding Ltd., under which CT Energia Holding Ltd. provided management services with respect to the operations of Petrodelta (the “Management Agreement”).

The above descriptions of the Securities Purchase Agreement, the Registration Rights Agreement, the Management Agreement and the Investor Voting Agreement are qualified in their entirety by reference to the complete documents, copies of which are attached as Exhibits 2.1, 10.5, 10.6 and 10.7, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2015 and which are incorporated by reference herein. The above descriptions of the Security Agreement and Guaranty Agreement are qualified in their entirety by reference to the complete documents, copies of which are attached as Exhibits 10.10 and 10.11, respectively, to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2015 and which are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 above regarding the resignations of Messrs. Cisneros and Sosa as directors of the Company is incorporated by reference into this Item 5.02.

Item 7.01	Regulation FD Disclosure.

On October 7, 2016, the Company issued a press release announcing the completion of the sale of the Company’s interests in Venezuela to Delta Petroleum, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

Settlement with Petroandina; Termination of Shareholders’ Agreement

As previously disclosed, on July 12, 2016, Petroandina Resources Corporation N.V. (“Petroandina”), which owns a 29% interest in Harvest Holding, filed a claim against the Company and HNR Energia in the Court of Chancery of the State of Delaware (the “Court of Chancery”). The claim alleged that, by entering into the Share Purchase Agreement, the Company and HNR Energia breached the Shareholders’ Agreement, dated December 16, 2013, which governed the rights of HNR Energia and Petroandina as shareholders of Harvest Holding (the “Shareholders’ Agreement”). On September 8, 2016, the Company, HNR Energia, CT Energy and Petroandina entered into a settlement agreement (the “Settlement Agreement”) intended to resolve the claim.

As contemplated in the Settlement Agreement, on October 7, 2016, Petroandina completed the sale of its 29% interest in Harvest Holding to Delta Petroleum, the assignee of CT Energy’s rights and obligations under the Settlement Agreement (the “Petroandina Sale”). On October 11, 2016, in accordance with the Settlement Agreement, Petroandina dismissed with prejudice its July 12, 2016 claim against the Company and HNR Energia. Additionally, effective upon the closing of the Petroandina Sale, the Company, HNR Energia and CT Energy released Petroandina and its affiliates, and Petroandina released the Company, HNR Energia, CT Energy and their respective affiliates, from all claims or liabilities in connection with the Shareholders’ Agreement, the Share Purchase Agreement or the sale of the Company’s interests in Venezuela arising up to the date of the Settlement Agreement. Finally, HNR Energia and Petroandina terminated the Shareholders’ Agreement.

The above description of the Settlement Agreement is qualified in its entirety by reference to the complete Settlement Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2016 and which is incorporated by reference herein. The above description of the Shareholders’ Agreement is qualified in its entirety by reference to the complete Shareholders’ Agreement, a copy of which is attached as Exhibit 10.42 to the Company’s Annual Report on Form 10-K filed with the SEC on March 17, 2014 and which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements of the Company, which reflect the sale of the Company’s interests in Venezuela to Delta Petroleum, are furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information contained in these pro forma financial statements shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

(d)	Exhibits

10.1	11% Promissory Note Due April 7, 2017, payable by Delta Petroleum to HNR Energia BV.

99.1	Press Release of Harvest Natural Resources, Inc., dated October 7, 2016.

99.2	Unaudited Pro Forma Consolidated Financial Statements of Harvest Natural Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.

Dated: October 12, 2016

	By:	/s/ Keith L. Head
Keith L. Head
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	11% Promissory Note Due April 7, 2017, payable by Delta Petroleum to HNR Energia BV.

99.1	Press Release of Harvest Natural Resources, Inc., dated October 7, 2016.

99.2	Unaudited Pro Forma Consolidated Financial Statements of Harvest Natural Resources, Inc.